Commitment and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

7. COMMITMENTS AND CONTINGENCIES

Investment Commitments

The Fund’s investment portfolio may contain debt investments which are in the form of revolving and delayed draw loan commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2024 and 2023, the Fund had the following commitments to fund various revolving and delayed draw term loans:

	As of December 31,
	2024	2023
Total revolving loan commitments	$643,525	$59,388
Less: funded commitments	(112,499)	(3,020)
Total net unfunded revolving loan commitments	531,026	56,368

Total delayed draw term loan commitments	1,025,608	278,442
Less: unavailable commitments due to borrowing base or other covenant restrictions	(603)	—
Total net unfunded delayed draw term loan commitments	1,025,005	278,442
Total net unfunded revolving and delayed draw term loan commitments	$1,556,031	$334,810

The Fund’s commitment to fund delayed draw loans is generally triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

In addition, as of December 31, 2024 and 2023, the Fund was party to subscription agreements to fund equity investment commitments as follows:

	As of December 31,
	2024	2023
Total equity commitments	$24,220	$51
Less: funded commitments	(3,407)	—
Total net unfunded equity commitments	$20,813	$51